SUPPLEMENT DATED MARCH 1, 1996

                                      TO

                       PROSPECTUS DATED APRIL 28, 1995

                          THE PANORAMA PLUS ANNUITY
                                  ISSUED BY
                         C.M. LIFE INSURANCE COMPANY


     As a result of the March 1, 1996 merger of Connecticut Mutual Life Insurance Company with Massachusetts Mutual Life Insurance Company ("MassMutual"), C.M. Life Insurance Company ("C.M. Life") has become a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"). The Panorama Plus Separate Account (the "Account") remains unchanged by the merger; C.M. Life continues as the depositor for the Account.

     Coincident with the merger, the adviser of the Connecticut Mutual Financial Services Series Fund I, Inc. ("CMFS Series Fund I"), the underlying investment fund of the Account, has changed from G.R. Phelps & Company, Inc. to OppenheimerFunds, Inc. ("Oppenheimer"), an indirect subsidiary of MassMutual. Babson-Stewart Ivory International, an affiliate of Oppenheimer and MassMutual, has replaced Scudder, Stevens & Clark, Inc. as subadvisor to the International Equity Portfolio of CMFS Series Fund I.

     Beginning March 1, 1996, MML Investors Services, Inc. ("MMLISI"), 1414 Main Street, Springfield MA 01144-1013, a wholly-owned subsidiary of MassMutual, is acting as co-underwriter and distributor of the Policies. MMLISI is registered with the Securities and Exchange Commission (the "Commission") as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

     Until April 30, 1997, no sales charges will be imposed upon redemption of a Contract where the proceeds of such redemption are applied to the purchase of a new MassMutual group annuity contract. This waives does not eliminate applicable charges under the particular group contract, and upon surrender of the group contract, charges may apply.